UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23184

Peachtree Alternative Strategies Fund

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246
(Address of principal executive offices)(Zip code)

Ford Donohue, President and Principal Executive Officer

3550 Lenox Road, NE, Suite 2700 Atlanta, Georgia 30326
(Name and address of agent for service)

Registrant's telephone number, including area code:	(800) 657-3812

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Peachtree Alternative
Strategies Fund

Annual Report
April 30, 2024

HB Wealth Management, LLC
3550 Lenox Road, NE, Suite 2700
Atlanta, GA 30326

Management’s Discussion of Fund Performance (Unaudited)

Dear Investor,

For the year ended April 30, 2024, the Peachtree Alternative Strategies Fund (the “Fund”) returned 7.3%, compared to a 1.5% loss for the Bloomberg U.S. Aggregate Bond Index (“bond benchmark”) and a 17.5% gain for the MSCI AC World Index (“stock benchmark”). The Fund continues to act as a ballast in portfolios, generating a consistent positive return stream in what remains a volatile market for both traditional bonds and stocks.

During the prior 12 months, many global equity market indices have seen recoveries towards the highs seen in late 2021 / early 2022. As of April 30th, the Fund’s stock benchmark sits just 4% below its all-time high (which was achieved in March of this year). The rally in equity markets in the past 12 months was largely driven by mega-cap technology companies in the U.S. (including the “Mag 7”), fueled by optimism about how Artificial Intelligence will fuel productivity and innovation in the economy in the coming years.

Fixed Income markets, on the other hand, continue to struggle and have seen continued drawdowns as interest rates are now expected to remain at the currently elevated rates for longer. Coming into 2024, there was optimism that the U.S. Federal Reserve would be in position to cut their benchmark Federal Funds interest rate up to 6-7 times this year, bringing short-term interest rates down to the 3-3.5% range. However, continued strong economic data and persistently elevated inflation prints above the Fed’s 2% target have altered the consensus. Expectations are now that the Fed will only be able to cut interest rates 1-2 times this year and that benchmark fixed income yields could remain above 4% for an extended period of time.

The Peachtree Alternative Strategies Fund is constructed to invest in hedge fund strategies that are “hedging out” the risks that dominate the traditional stock and bond markets. The Fund’s equity long/ short managers are generally hedging out the risk of the stock market by shorting stocks that they believe are overvalued against the long positions that they are taking in stocks that they believe are undervalued. Managers that are focused on fixed income markets are able to hedge out interest rate risk to focus on the attractiveness of the underlying credits in which they are investing.

The Fund currently invests in hedge fund strategies within three main categories: equity long/short, credit/ fixed income, and multi-strategy. Equity long/short strategies, which represent approximately 20% of the portfolio, returned 6.7% on the year. Fixed income strategies, which also represent approximately 20% of the portfolio, returned 6.3% on the year. Multi-strategy managers, which represent approximately 60% of the portfolio, returned 8.1% on the year.

Looking forward, we believe that the opportunity set for nearly every strategy in the portfolio remains attractive as we expect that a “higher for longer” interest rate environment with less central bank support in the markets will lead to continued volatility and pockets of mis-pricings in the market that could be favorable to hedge funds employing these strategies.

Investment Results (Unaudited)

Average Annual Total Returns(1)

as of April 30, 2024

			Since
			Inception
	One Year	Five Year	(1/3/17)
Peachtree Alternative Strategies Fund	7.3%	4.3%	4.1%
Bloomberg U.S. Aggregate Bond Index(2)	(1.5)%	(0.2)%	0.8%
MSCI All Country World Index(3)	17.5%	9.4%	10.3%

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Peachtree Alternative Strategies Fund (“Fund”) distributions or the redemption of Fund shares.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. All performance figures are presented net of fees. The Fund’s total returns reflect any fee waivers during the applicable period. If such fee waivers had not occurred, the quoted performance would have been lower.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (800) 657-3812. The prospectus should be read carefully before investing. The Fund is distributed by Ultimus Fund Distributors, LLC (Member FINRA).

(1)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. Performance for more than one year is annualized.

(2)	The Bloomberg U.S. Aggregate Bond Index (“Index”) is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed rate and hybrid adjustable rate mortgage pass throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). Individuals cannot invest directly in the Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(3)	The MSCI All Country World Index (“MSCI Index”) captures large and mid cap representation across 23 Developed Markets and 24 Emerging Markets countries. The performance of the MSCI Index is expressed in terms of U.S. dollars, and does not reflect the deduction of fees or operating expenses. Individuals cannot invest directly in the MSCI Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results (Unaudited) (continued)

Comparison of a $25,000 Investment in the Peachtree Alternative Strategies Fund,
Bloomburg U.S Aggregate Bond Index and the MSCI All Country World Index (Unaudited)

The chart above assumes an initial investment of $25,000 made on January 3, 2017 (commencement of operations) and held through April 30, 2024. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund’s shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 657-3812. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)

(1)	As a percentage of net assets.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov and on the Fund’s website at www.peachtreealternativestrategies.com.

Peachtree Alternative Strategies Fund
Schedule of Investments
April 30, 2024

	% of
Portfolio Funds*	Net Assets
Equity:
Glazer Enhanced Offshore Fund, Series 1	4.6%
Moon Capital Global Equity Offshore Fund Ltd., Class S, Series A-84	0.0	% (4)
Pleiad Asia Offshore Feeder Fund, Class A-A1, Multiple Series	1.5%
Pleiad Asia Offshore Feeder Fund, Class A-A5, Series 01-18	2.5%
Schonfeld Fundamental Equity Offshore Fund Ltd., Class B	5.0%
TPG Public Equity Partners-A, L.P.	4.4%
Total Equity	18.0%

Fixed Income:
Anchorage Capital Partners Offshore Ltd., Series K	0.0	% (4)
Capula Global Relative Value Fund Ltd., Class H	5.7%
Doubleline Opportunistic Income Fund Ltd., Class B, Series 1	4.5%
King Street Capital Offshore Ltd., Class A, Series 1	4.2%
King Street Capital Offshore Ltd., Class S, Multiple Series	0.4%
PIMCO Tactical Opportunities Fund, L.P., Class A	5.0%
Total Fixed Income	19.8%

Multi-Strategy:
Centiva Offshore Fund, Ltd., Series A, Multiple Series	4.8%
Davidson Kempner Partners	11.4%
D.E. Shaw Composite International Fund	10.9%
ExodusPoint Partners International Fund, Ltd., Class B, Standard Series	9.1%
HBK Multi-Strategy Offshore Fund Ltd., Class A, Lead Series	4.7%
Hudson Bay International Fund Ltd., Class A, Multiple Series	9.5%
Paloma International Ltd., Class C	0.9%
Paloma International Ltd., Class D	4.0%
Verition International Multi-Strategy Fund, Ltd., Class C, Series 1	4.7%
Total Multi-Strategy	60.0%

Opportunistic:
Cassiopeia Fund Ltd., Class B	0.2%
Total Opportunistic	0.2%

Total Investments In Portfolio Funds	98.0%

See accompanying notes which are an integral part of these financial statements.

Peachtree Alternative Strategies Fund
Schedule of Investments (continued)
April 30, 2024

		Initial		Redemption	Next Available
Cost(1)	Fair Value	Acquisition Date		Frequency(2)	Redemption Date

$6,465,009	$10,277,446	1/1/2021	(3)	Monthly	5/31/2024
86,437	35,328	1/3/2017		N/A	(5)
2,236,663	3,220,252	1/3/2017	(3)	Quarterly	6/30/2024	(6)
4,504,047	5,577,087	1/3/2017	(3)	Quarterly	6/30/2024	(6)
11,498,515	11,128,349	8/1/2022	(3)	Quarterly	6/30/2024	(7)
6,746,089	9,861,833	1/3/2017	(3)	Quarterly	6/30/2024	(6)
$31,536,760	$40,100,295

$44,191	$95,188	3/1/2019	(3)	N/A	(5)
11,250,000	12,601,832	10/1/2022	(3)	Quarterly	6/30/2024	(6)(8)
9,658,756	9,947,099	3/1/2017	(3)	Quarterly	6/30/2024
7,404,695	9,427,440	1/3/2017	(3)	Quarterly	6/30/2024	(6)
878,956	967,725	1/3/2017	(3)	N/A	(5)
7,470,356	11,118,362	7/1/2017	(3)	Semi-Annual	6/30/2024	(9)
$36,706,954	$44,157,646

$9,593,059	$10,575,375	3/1/2022	(3)	Quarterly	6/30/2024
19,245,075	25,061,902	1/3/2017	(3)	Semi-Annual	6/30/2024
12,303,475	24,170,874	1/3/2017	(3)	Quarterly	6/30/2024
15,999,999	20,210,646	6/1/2020	(3)	Quarterly	6/30/2024	(10)
7,532,817	10,437,210	11/1/2017	(3)	Quarterly	6/30/2024	(6)
14,309,962	21,009,812	10/1/2018	(3)	Quarterly	6/30/2024	(6)
1,573,047	1,939,040	6/1/2019	(3)	Annual	12/31/2024
8,000,175	8,886,676	4/1/2021	(3)	Quarterly	6/30/2024
8,440,866	10,373,741	1/31/2021	(3)	Quarterly	7/31/2024	(6)
$96,998,475	$132,665,276

$512,810	$541,587	10/1/2023		N/A	(5)
$512,810	$541,587

$165,754,999	$217,464,804

See accompanying notes which are an integral part of these financial statements.

Peachtree Alternative Strategies Fund
Schedule of Investments (continued)
April 30, 2024

		% of
Money Market Funds	Shares	Net Assets	Cost(1)	Fair Value
Fidelity Investments Government Money Market Portfolio, Institutional Class,5.24%(11)	12,626,152	5.7%	$12,626,152	$12,626,152
Total Investments		103.7%	$178,381,151	$230,090,956
Liabilities in Excess of Other Assets		(3.7)%		$(8,202,459)
Net Assets		100.0%		$221,888,497

(1)	There were no unfunded capital commitments as of April 30, 2024.

(2)	Certain redemptions may be subject to various restrictions and limitations such as redemption penalties on investments liquidated within a certain period subsequent to investment (e.g. a soft lock-up), investor-level gates and/or Portfolio Fund-level gates. Redemption notice periods range from 30 to 90 days.

(3)	The Portfolio Fund was purchased on multiple dates with the initial purchase date shown.

(4)	Amount is less than 0.05%.

(5)	Redemptions are not permitted until the underlying special investments are sold/liquidated.

(6)	Subject to 25% investor level quarterly gate.

(7)	Subject to a early redemption fee of 5% on redemptions within 1 year of their purchase date.

(8)	Subject to a early redemption fee of 3% on redemptions within 2 years of their purchase date.

(9)	Subject to 33% investor level semi-annual gate.

(10)	Subject to 12.50% investor level quarterly gate.

(11)	Rate disclosed is the seven day effective yield as of April 30, 2024.

*	All Portfolio Funds are non-income producing and are issued in private placement transactions, and as such, are restricted to resale.

See accompanying notes which are an integral part of these financial statements.

Peachtree Alternative Strategies Fund
Statement of Assets and Liabilities
April 30, 2024

Assets
Investments at fair value (cost $178,381,151)	$230,090,956
Cash	300
Receivable for Portfolio Funds sold	1,000,000
Dividends receivable	33,340
Prepaid expenses	24,957
Total assets	231,149,553
Liabilities
Payable for redemption of shares	9,151,485
Payable for Chief Compliance Officer (“CCO”) fees	2,776
Payable to Administrator	31,856
Payable for custody fees	3,785
Payable for professional fees	60,332
Other accrued expenses	10,822
Total liabilities	9,261,056
Net Assets	$221,888,497
Net Assets Consist Of
Paid-in capital	$219,408,813
Accumulated earnings	2,479,684
Net Assets	$221,888,497
Net Asset Value Per Share
Institutional Shares (based on 2,127,029 shares outstanding; 171,480 additional shares registered; par value $0.001/shares)	$104.32

See accompanying notes which are an integral part of these financial statements.

Peachtree Alternative Strategies Fund
Statement of Operations
For the Year Ended April 30, 2024

Investment Income
Dividend income	$358,836
Expenses
Adviser	1,747,396
Professional	346,080
Administration	198,766
Insurance	36,925
Trustees	36,000
Custodian	23,374
Registration	22,461
Chief Compliance Officer	16,393
Line of credit	16,275
Printing	12,078
Miscellaneous	94,987
Total expenses	2,550,735
Expenses voluntarily waived by Adviser	(1,747,396)
Net expenses	803,339
Net investment loss	(444,503)
Realized and Change in Unrealized Gain (Loss) from Investments
Net realized gain on sale of investments	$7,652,627
Net change in unrealized appreciation/(depreciation) from investments	9,331,695
Net realized and change in unrealized gain from investments	16,984,322
Net increase in net assets resulting from operations	$16,539,819

See accompanying notes which are an integral part of these financial statements.

Peachtree Alternative Strategies Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2024	April 30, 2023
Increase/(Decrease) In Net Assets Resulting From:
Operations
Net investment loss	$(444,503)	$(353,146)
Net realized gain on sale of investments	7,652,627	2,102,014
Net change in unrealized appreciation/ (depreciation) from investments	9,331,695	3,164,367
Net increase in net assets resulting from operations	16,539,819	4,913,235
Distributions From
Earnings	(14,771,025)	(3,109,297)
Capital Share Transactions
Proceeds from issuance of shares	11,283,000	27,066,000
Reinvestment of distributions	14,582,074	3,070,138
Payments for redemption of shares	(43,726,621)	(18,268,108)
Net increase/(decrease) in net assets resulting from capital share transactions	(17,861,547)	11,868,030
Net increase/(decrease) in net assets	(16,092,753)	13,671,968
Net assets at beginning of year	237,981,250	224,309,282
Net assets at end of year	$221,888,497	$237,981,250
Share Transactions
Shares issued	108,299	264,391
Reinvestment of distributions	143,411	30,052
Shares redeemed	(420,940)	(178,480)
Net increase/(decrease) in share transactions	(169,230)	115,963

See accompanying notes which are an integral part of these financial statements.

Peachtree Alternative Strategies Fund
Financial Highlights

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	April 30,		April 30,		April 30,		April 30,		April 30,
	2024		2023		2022		2021		2020
Per Share Operating Performance
Net asset value, beginning of year	$103.64		$102.88		$110.10		$98.60		$104.80
Investment operations:
Net investment loss	(0.20	) (1)	(0.16	) (1)	(0.35	) (1)	(0.34	) (1)	(0.28)
Net realized and unrealized gains/ (losses) from investments in Portfolio Funds	7.62		2.28		1.89		14.49		(2.67)
Net change in net assets resulting from operations	7.42		2.12		1.54		14.15		(2.95)

Distributions from:
Net investment income	(6.74)		(1.36)		(8.76)		(2.65)		(2.17)
Net realized gains	—		—		—		—		(1.08)
	(6.74)		(1.36)		(8.76)		(2.65)		(3.25)
Net asset value, end of year	$104.32		$103.64		$102.88		$110.10		$98.60

Total return(2)	7.33%		2.08%		1.35%		14.46%		(2.98%)

Net assets, end of year	$221,888,497		$237,981,250		$224,309,282		$207,640,321		$199,010,671

Ratios To Average Net Assets
Expenses after waiver(3)(4)	0.34%		0.31%		0.32%		0.33%		0.32%
Expenses before waiver(3)	1.09%		1.06%		1.07%		1.08%		1.07%
Net investment loss after waiver(3)	(0.19%)		(0.15%)		(0.32%)		(0.33%)		(0.25%)
Portfolio turnover rate	4.15%		11.92%		5.90%		17.83%		12.94%

(1)	Calculated based on the average shares outstanding during the year.

(2)	Total return in the above table represents the rate an investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions, if any.

(3)	The ratios do not reflect the Fund’s proportionate share of income and expenses including performance fees/allocations, of the underlying Portfolio Funds.

(4)	Reflects voluntary waivers of fees made by the Fund’s investment adviser of 0.75%, 0.75%, 0.75%, 0.75%, 0.75% and 0.75% for the periods ended April 30, 2024, April 30, 2023, April 30, 2022, April 30, 2021, and April 30, 2020, respectively. Voluntary waivers may be terminated at any time.

See accompanying notes which are an integral part of these financial statements.

Peachtree Alternative Strategies Fund
Notes to the Financial Statements
April 30, 2024

1. Organization

Peachtree Alternative Strategies Fund (the “Fund” or “Trust”) was organized on August 19, 2016 as a Delaware statutory trust. The Fund commenced operations on January 3, 2017. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company and offers interests (“Shares”) registered under the 1940 Act and the Securities Act of 1933, as amended. The Fund operates as a “fund of hedge funds” and provides investors access to a variety of professionally managed private investment funds (each a “Portfolio Fund”) that HB Wealth Management, LLC (the “Adviser”) believes will provide a diversifying return stream to investors. These Portfolio Funds are not registered under the 1940 Act and may be organized outside of the United States (“U.S.”). The Fund currently offers one class of shares (“Institutional Shares”).

Under the Fund’s organizational documents, its officers and Board of Trustees (“Board” or the “Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Portfolio Fund Transactions and Income Recognition

Investments in Portfolio Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Realized gains and losses are calculated on a specific identification method when redemptions are accepted by a Portfolio Fund, which is generally on the last day of the calendar month. Interest income and expense, if any, are accrued each month. Dividends are recorded on the ex-dividend date. Distributions received from the Fund’s investments in Portfolio Funds generally are comprised of ordinary income and return of capital. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the distribution received. Such estimates are based on historical information available and other industry sources. These estimates may subsequently be revised based on information received from Portfolio Funds after their tax reporting periods are concluded.

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
April 30, 2024

B. Investment Valuation and Risks

The Fund will calculate the net asset value (“NAV”) of the Institutional Shares as of the close of business on the last business day of each calendar month and at such other times as the Board may determine, including in connection with the repurchase of Institutional Shares.

Because the Fund invests all or substantially all of its assets in Portfolio Funds, the NAV of the Institutional Shares will depend on the value of the Portfolio Funds. The NAVs of Portfolio Funds are generally not available from pricing vendors, nor are they calculable independently by the Fund or by the Adviser.

Accordingly, the Board has approved procedures pursuant to which the Fund will value its investments in the Portfolio Funds at fair value (the “Valuation Procedures”). Under the Valuation Procedures, the Adviser, as the valuation designee, is responsible for determining the fair value of each Portfolio Fund as of each date upon which the Fund calculates its NAV (the “NAV Date”). The Valuation Procedures require the Adviser to consider all relevant information when assessing and determining the fair value of the Fund’s interest in each Portfolio Fund.

As a general matter, the fair value of the Fund’s interest in a Portfolio Fund will be the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund’s interest in the Portfolio Fund was redeemed as of the NAV Date. In accordance with the Valuation Procedures, the fair value of the Fund’s interest in a Portfolio Fund as of a NAV Date will ordinarily be the most recent NAV reported by an Investment Manager or third-party administrator (“Portfolio Fund Management”). In the event that the last reported NAV of a Portfolio Fund is not as of the NAV Date, the Adviser may use other information that it believes should be taken into consideration in determining the Portfolio Fund’s fair value as of the NAV Date, including benchmark or other triggers to determine any significant market movement that has occurred between the effective date of the most recent NAV reported by the Portfolio Fund and the NAV Date.

Pursuant to the Valuation Procedures, the Adviser may conclude in certain circumstances that, after considering information reasonably available at the time the valuation is made and that the Adviser believes to be reliable, the balance provided by the Portfolio Fund investment managers (“Investment Managers”) does not represent the fair value of the Fund’s interest in the Portfolio Fund. In addition, in the absence of specific transaction activity in the interests of a particular Portfolio Fund, the Adviser could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net assets as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to the reported net assets.

Investment Managers, who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management and incentive fees, or allocations based upon the net asset value of the Fund’s investment in the Portfolio Fund. These fees are deducted directly from each Portfolio Fund’s assets in accordance with the governing documents of the Portfolio Fund. Generally, fees payable to an Investment Manager are estimated to range from 1.0% to 3.0% (annualized) of the average NAV of the Fund’s investment in a Portfolio Fund. In addition, certain Investment Managers

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
April 30, 2024

charge an incentive allocation or fee which can range up to 35% of a Portfolio Fund’s net profits. The impact of these fees is reflected in the Fund’s performance, but are not operational expenses of the Fund. Incentive fees may be subject to certain threshold rates.

The Fund’s interests in Portfolio Funds may also be illiquid and may be subject to substantial restrictions on transferability. The Fund may not be able to acquire initial or additional interests in a Portfolio Fund or withdraw all or a portion of its investment from a Portfolio Fund promptly after it has made a decision to do so because of limitations set forth in that Portfolio Fund’s governing documents. See the Schedule of Investments for more information.

Generally, the fair value of the Fund’s investment in a Portfolio Fund represents the Fund’s proportionate share of that Portfolio Fund’s net assets as reported by applicable Portfolio Fund Management. All valuations were determined by the Adviser consistent with the Fund’s Valuation Procedures and are net of management and incentive fees pursuant to the Portfolio Funds’ applicable agreements. The fair value represents the amount the Fund expects to receive, gross of redemption fees or penalties, at April 30, 2024, if it were to liquidate its investments in the Portfolio Funds.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 – Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date.

●	Level 2 – Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly.

●	Level 3 – Inputs, broadly referred to as the assumptions that market participants use to make valuation decisions, are unobservable and reflect the Adviser’s best estimate of what market participants would use in pricing the financial instrument at the measurement date.

In determining fair values as of April 30, 2024, the Adviser has, as a practical expedient, estimated fair value of each Portfolio Fund using the NAV (or its equivalent) provided by the Portfolio Fund Management of each Portfolio Fund as of that date. Each investment for which fair value is measured using the Portfolio Fund’s net asset value as a practical expedient is not required to be categorized within the fair value hierarchy. Accordingly, Portfolio Funds with a fair value of $217,464,804 have not been categorized.

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
April 30, 2024

Investments in mutual funds and money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. The following is a summary of the inputs used to value the Fund’s investments in such instruments as of April 30, 2024:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Money Market Funds	$12,626,152	$—	$—	$12,626,152

3. Investment Strategies and Risks

The Fund’s investment objective is to create a diversified portfolio of hedge fund strategies that generates attractive risk-adjusted returns relative to traditional asset classes and that generates a return stream that is not highly correlated to equity market performance. The Fund will seek to achieve its investment objective by investing in a variety of hedge fund strategies that the Adviser believes will provide a diversifying return stream to shareholders. For a more detail description, please see the Fund’s prospectus.

Potential strategies for investment include, but are not limited to: (1) long/short equity (taking “long” positions in equity securities of U.S. and foreign issuers that are believed to be likely to increase in value and taking “short” positions in equity securities of U.S. and foreign issuers that are believed to be likely to decline in value); (2) credit long/short (investing in credit-sensitive securities, long and/or short, based upon credit analysis of issuers and securities, and credit market views); (3) distressed credit (using intensive credit analysis to invest in equity and/or fixed income securities of financially troubled U.S. and/or foreign issuers); (4) discretionary macro (investing across a variety of securities and financial instruments of U.S. and foreign issuers based on interpretations of the global macro economy and changes therein on the valuation of such securities and financial instruments). Investments may include equity and fixed income securities, currencies and commodities (i.e., agricultural, metals, energy); (5) managed futures (trading of futures contracts and options on futures contracts as either buyers or sellers of contracts representing real assets such as gold, silver, wheat, coffee, sugar, heating oil, or financial assets such as government bonds, equity indices and currencies to take advantage of investment opportunities in the equity, fixed income, currency and commodity markets), (6) structured credit (investments in residential and commercial mortgage-backed securities, other asset-backed securities, collateralized loan obligations and collateralized debt obligations); (7) statistical arbitrage (identifying pricing anomalies in equities and other asset classes. Generally, this strategy utilizes heavy quantitative, computational, and statistical analysis to identify short-term trends that can be taken advantage of in the relevant markets); and (8) multi-strategy (utilizing several of the strategies listed here, and potentially other strategies).

The Fund will have diversified exposure to various hedge fund strategies that fall within 5 main categories: equity related strategies (such as equity long/short), credit related strategies (such as credit long/short and distressed credit), quantitative strategies (such as statistical arbitrage), multi-strategy, and opportunistic investments. Although allocations may vary outside of these ranges based on market conditions and opportunity set, the Fund is generally expected to allocate above 30% to

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
April 30, 2024

multi-strategy, up to 30% to equity related strategies, up to 30% to credit related strategies, up to 20% to quantitative strategies and up to 20% to opportunistic strategies. Equity related strategies tend to have positive correlation to equity markets. The remaining strategies are intended to have lower correlation to equity markets over time. Investment Managers are likely to invest in an array of securities across the globe, including emerging markets, in order to provide a diversifying return stream that is unrelated to traditional equity market risk factors.

The Adviser will determine the amount to allocate to each strategy. The Adviser intends that amounts will be allocated to at least several of the strategies at all times. Factors that determine the amount that the Adviser will allocate to each strategy include: the Adviser’s opinion of the opportunity set in that strategy, the capacity for investment with high quality managers in a given strategy and overall risk management of the Fund.

In order to implement the strategies, the Investment Managers may utilize one or more approaches, including but not limited to: (1) the effect of economic, political, or corporate changes on the prices of securities (Directional Trading Approach); (2) the effect of events on different securities (Event Driven Approach); (3) perceived valuations of securities (e.g., whether an issuer is overvalued or undervalued) (Fundamental Approach) and (4) a mispricing of securities relative to each other or relative to historic norms (Relative Value Approach).

While it is anticipated that many Portfolio Funds will invest in publicly traded U.S. and foreign common stocks, Portfolio Funds may also use other equity securities such as preferred stock, convertible securities and warrants (“Equity Securities”). Many Portfolio Funds may also invest in fixed income securities such as corporate debt obligations, government securities, municipal securities, financial institution obligations, mortgage-related securities, asset-backed securities and zero-coupon securities issued by U.S. issuers and similar securities issued by foreign issuers (collectively, “Fixed Income Securities”). Fixed Income Securities may have various maturity, duration and quality limitations, and may include high yield fixed income securities or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor’s Rating Service, Inc. or lower than Baa3 by Moody’s Investors Service, Inc.). Many Portfolio Funds may also take long or short positions in Fixed Income Securities as a hedge against the equity or fixed income exposure in its portfolio.

Because Portfolio Funds are not registered under the 1940 Act and their governing documents typically do not impose significant investment restrictions, a Portfolio Fund may without limitation or prior notice to the Adviser, invest and trade in a broad range of securities, derivatives and other financial instruments (collectively, “Assets”). While, generally, each Portfolio Fund carries its investments at fair value, these investments are associated with a varying degree of off-balance sheet risks, including both market and credit risks. Market risk is the risk of potential adverse changes to the value of the Assets because of the changes in market conditions such as interest and currency rate movements and volatility of Asset values. Credit risk is the risk of the potential inability of counterparties to perform the terms of the contracts, which may be in excess of the amounts recorded in the Portfolio Funds’ respective balance sheets. In addition, Portfolio Funds may engage in the short sale of securities. A short sale of a security not owned by a Portfolio Fund involves the sale of a security that is borrowed

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
April 30, 2024

from a counterparty to complete the sale. The sale of a borrowed security may result in a loss if the price of the borrowed security increases after the sale. Purchasing securities to close out the short position can itself cause their market price to rise further, increasing losses. Furthermore, a short seller may be prematurely forced to close out a short position if a counterparty demands the return of borrowed securities. Losses on short sales are theoretically unlimited, although losses to the Fund are limited to its investment in a particular Portfolio Fund.

4. Investment Advisory Fee and Other Transactions with Affiliates

A. Investment Advisory Fees

The Adviser serves as the Fund’s investment adviser. The Adviser receives an annual fee for its services, computed and paid monthly, of 0.75% of the Fund’s month-end net assets. The Fund is responsible for the expenses of the operational due diligence conducted by the Adviser and for the benefit of the Fund.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the total annual Fund operating expenses attributable to the Institutional Shares will not exceed 1.25% (after fee waivers and/or expense reimbursements, and exclusive of taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business). The arrangements will continue until, at least, August 31, 2024 and may be terminated by the Board at any time. Expenses reimbursed and/or fees waived by the Adviser pursuant to this contractual agreement may be recouped by the Adviser for a period of three years following the date such reimbursement or waiver was made if such recoupment does not cause current expenses to exceed the expense limit for Institutional Shares in effect at the time the expenses were paid/waived, or any expense limit in effect at the time of repayment. For the fiscal year ended April 30, 2024, the Adviser voluntarily waived 100% of its advisory fees, which amounted to $1,747,396. This voluntary waiver may be terminated at any time, and any fees waived voluntarily are not subject to recoupment.

B. Administration, Compliance Consulting, Fund Accounting and Transfer Agent Fees

Pursuant to an agreement between the Fund and Ultimus Fund Solutions, LLC (“Administrator” or “Ultimus”), the Administrator provides administration, compliance consulting, fund accounting and transfer agent services to the Fund and supplies certain officers to the Fund, including a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Compliance Officer. The Fund pays the Administrator a basis point fee, subject to fee minimums, for administrative, fund accounting, and transfer agent services, a fixed annual fee for compliance consulting services and certain out of pocket expenses.

C. Distribution

Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, acts as principal underwriter and distributor of the Fund’s shares of beneficial interest. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
April 30, 2024

the distribution of shares and shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

D. General

Certain officers and an interested trustee of the Fund are officers, directors and/or trustees of the Adviser, Administrator or the Distributor. Independent trustees are paid $3,000 for each regularly scheduled Board meeting and $1,500 for each special Board meeting attended, for their services to the Fund. Interested trustees and officers of the Trust are not paid for services directly by the Fund.

5. Capital Share Transactions

Shares of the Fund will be traded for purchase only through the Distributor, or a Selling Agent, as of the first business day of each month. Capital transactions are recorded on their effective date. To provide a limited degree of liquidity to shareholders, the Fund may from time to time offer to repurchase shares pursuant to written repurchase offers but is not obligated to do so.

Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Institutional Shares or a specific number of Institutional Shares. Any such offer will be made only on terms that the Board determines to be fair to the Fund and to all shareholders or persons holding Institutional Shares acquired from shareholders. When the Board determines that the Fund will repurchase shares or portions thereof, notice will be provided to each shareholder describing the terms thereof and containing information shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The Board convenes quarterly to consider whether or not to authorize a tender offer. The Board expects that repurchase offers, if authorized, will be made no more frequently than on a quarterly basis and will typically have a valuation date as of March 31, June 30, September 30 or December 31 (or, if any such date is not a business day, on the last business day of such calendar quarter).

During the fiscal year ended April 30, 2024, the Board authorized, and the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 20% (Repurchase Offer # 1), up to 15% (Repurchase Offer # 2 and # 3) and up to 10% (Repurchase Offer # 4) of the net asset value of the Fund’s Institutional Shares as of the repurchase pricing dates. The results of those repurchase offers were as follows:

	Repurchase	Repurchase	Repurchase	Repurchase
	Offer # 1	Offer # 2	Offer # 3	Offer # 4
Commencement date	4/14/2023	7/14/2023	10/13/2023	1/12/2024
Repurchase request deadline	5/15/2023	8/15/2023	11/13/2023	2/12/2024
Repurchase pricing date	6/30/2023	9/30/2023	12/29/2023	3/28/2024
Value of shares repurchased	$10,092,583	$9,886,305	$14,596,248	$9,151,485
Shares repurchased	96,700	92,847	143,550	87,843

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
April 30, 2024

6. Purchases and Sales of Portfolio Funds

Aggregate purchases and proceeds from sales of Portfolio Funds for the fiscal year ended April 30, 2024 amounted to $9,412,810 and $35,768,400, respectively. There were no purchases or sales of U.S. government obligations for the fiscal year ended April 30, 2024.

7. Distributions

The Fund declares and pays dividends on investment income, if any, annually. The Fund also makes distributions of net capital gains, if any, annually.

8. Line of Credit

The Trust entered into a revolving credit agreement (“Line of Credit”) with Huntington National Bank (“Huntington”) on January 10, 2024, which expires on January 8, 2025. Under the terms of the agreement, the Fund may borrow up to the lesser of 5% of the Fund’s daily market value or $5 million at an interest rate equal to the Secured Overnight Financing Rate (“SOFR”) plus 165 basis points. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Huntington receives an annual fee of 0.10% on $5 million as well as an additional annual fee of 0.125% on any unused portion of the credit facility, invoiced quarterly, for providing the Line of Credit. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 25% of the Fund’s total assets at the time when the borrowing is made. To the extent that the line of credit is utilized, it will be collateralized by securities in the Fund’s portfolios.

During the fiscal year ended April 30, 2024, the Fund had no outstanding borrowings under this Line of Credit.

9. Federal Income Taxes

It is the policy of the Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The following information is provided on a tax basis as of April 30, 2024:

Gross unrealized appreciation	$218,658
Gross unrealized depreciation	(421,276)
Net unrealized depreciation	$(202,618)

As of April 30, 2024, the aggregate cost of investment entities for federal tax purposes was $230,293,574. The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
April 30, 2024

under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to holdings classified as passive foreign investment companies and differences from partnership investments.

As of October 31, 2023, the Fund’s most recent tax year end, the following reclassification was made on the Statement of Assets and Liabilities for the Fund:

Accumulated
Paid-in Capital	Earnings (Deficit)
$(24,738)	$24,738

Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share.

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$13,883,710
Undistributed long-term capital gains	—
Accumulated earnings	13,883,710
Accumulated capital and other losses	(2,166,973)
Unrealized appreciation/(depreciation)	(4,327,252)
Total	$7,389,485

The tax character of distributions for the tax years ended October 31, 2023 and October 31, 2022, were as follows:

	October 31,	October 31,
	2023	2022
Distributions paid from:
Ordinary income	$3,109,297	$17,279,336
Net long-term capital gains	—	—
Total distributions paid	$3,109,297	$17,279,336

As of October 31, 2023, the Fund had available for tax purposes unused capital loss carryforwards of $2,142,818 of long-term capital losses with no expiration, which is available to offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). The Fund recognizes interest and penalties, if any, related

Peachtree Alternative Strategies Fund
Notes to the Financial Statements (continued)
April 30, 2024

to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

10. Control Persons

A control person is a shareholder who owns beneficially, or through controlled companies, more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of April 30, 2024, there were no beneficial owners, either directly or indirectly, of more than 25% percent of the Fund.

11. Subsequent Events

The Fund announced that the Board had approved a tender offer to purchase up to 10% of the net asset value of the Fund’s Institutional Shares to be calculated at a price equal to the Fund’s Institutional Shares net asset value as of June 30, 2024. The Fund commenced its tender offer on April 14, 2024 and the expiration of the tender offer was on May 15, 2024. The Fund expects to repurchase shares with a value of $2,484,000 and an additional 17,158 shares tendered pursuant to that offer.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this valuation, management has determined there were no additional items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Peachtree Alternative Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Peachtree Alternative Strategies Fund (the “Fund”) as of April 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and managers of Portfolio Funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 28, 2024

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers of the Trust.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act.

Name and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee(1):
Stephanie Lang Born: 1974	Trustee	Since 2016	Principal and Chief Investment Officer of the Adviser (since 2005).	1	None

The following table provides information regarding each of the Independent Trustees.

Independent Trustees:
Catherine Abely Born: 1961	Trustee and Chairwoman; Member, Audit Committee; Chairwoman and Member, Nominating and Valuation Committees	Since 2016	Principal, Mercer Investments (2019 to present); Investment Director; Children’s Healthcare of Atlanta, Inc. (2000 – 2018).	1	None
Conrad S. Ciccotello Born: 1960	Trustee; Chairman/ Member, Audit Committee; Member, Nominating and Valuation Committees	Since 2016	Professor and Director of the Reiman School of Finance in Daniels College of Business at the University of Denver (since July 2017); Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (1999 - June 2017).	1	Tortoise Capital Advisers Fund Complex (7 portfolios) and CorEnergy Infrastructure Trust, Inc.

Name and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees: (continued)
Eli P. Niepoky Born: 1966	Trustee; Member, Audit Committee; Member, Nominating and Valuation Committees	Since 2022	Treasurer, The Robert W. Woodruff Foundation (since May 2021); Chief Investment Officer (October 2020 - May 2021) and Vice President, Investments (March 2018 - October 2020), Berman Capital Advisors; Independent Consultant (January 2017 - February 2018); Chair of the Board of Trustees, Employees’ Retirement System of Georgia (February 2014 to present); Member, Endowment Investment Committee, Holy Innocents’ Episcopal School (2015 to present).	1	None

(1)	Ms. Lang is an Interested Trustee because of her affiliation with the Adviser.

(2)	Each Trustee serves until retirement, resignation or removal from the Board. Trustees may be removed in accordance with the Declaration of Trust with or without cause by written instrument signed by a majority of the Trustees or by vote of a majority of the shareholders, at a meeting holding at least two-thirds (2/3) of outstanding Institutional Shares.

The following table provides information regarding the Trustee who is considered an “interested person” of the Trust, as that term is defined under the 1940 Act.

Name and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years
Ford Donohue(2) Born: 1987	President and Principal Executive Officer	Since 2016	Principal at the Adviser (since 2014); Sales and Trading Associate at Citigroup Global Markets (2010 to 2014).
Zachary Richmond(3) Born: 1980	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2021

Vice President, Director of Financial

Administration for Ultimus Fund Solutions,

LLC (February 2019 - Present); Treasurer

and Chief Financial Officer of Unified

Series Trust (November 2014 - Present);

Treasurer and Chief Financial Officer of

Commonwealth International Series Trust

(September 2015 -Present); Treasurer of Oak

Associates Funds (April 2019 - Present);

Treasurer of Centaur Mutual Funds Trust

(April 2019 - Present); and Assistant Vice

President, Associate Director of Financial

Administration for Ultimus Fund Solutions,

LLC (December 2015 - February 2019).

Martin R. Dean(3) Born: 1963	Chief Compliance Officer	Since 2017	Senior Vice President - Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to present).
Jesse D. Hallee(4) Born: 1976	Secretary	Since 2020

Senior Vice President and Associate General

Counsel, Ultimus Fund Solutions, LLC

(June 2019 to present); Vice President and

Managing Counsel, State Street Bank and

Trust Company (March 2013 to June 2019).

Emily Brumley(4) Born: 1992	Assistant Secretary	Since 2017	Paralegal II, Ultimus Fund Solutions, LLC (November 2016 to present).
Stephen L. Preston(4) Born: 1966	Anti-Money Laundering Compliance Officer	Since 2016	Vice President and Chief Compliance Officer of Ultimus Fund Distributors, LLC and Vice President of Ultimus Fund Solutions, LLC (2011 to present).

(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she dies, retires, is removed or becomes disqualified.

(2)	The business address of this officer is 3550 Lenox Rd. NE, Suite 2700, Atlanta, GA, 30326.

(3)	The business address of this officer is 2 Easton Oval, Suite 300, Columbus, OH 43219.

(4)	The business address of this officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 657-3812 to request a copy of the SAI or to make shareholder inquiries.

Dividend Reinvestment Plan (Unaudited)

Shareholders will automatically participate in the Fund’s Dividend Reinvestment Plan (“DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in additional Institutional Shares unless they elect in writing to receive distributions in cash in their Subscription Agreement with the Fund. Ultimus (the “Agent”) acts as the agent for participants under the DRIP. Participants in the DRIP will receive an amount of Institutional Shares equal to the amount of the distribution on that Participant’s Institutional Shares divided by the immediate post-distribution NAV per Share of the Institutional Shares.

Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid by wire (or, if the Institutional Shares are held in street or other nominee name, then to the nominee) by Ultimus as dividend paying agent. The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

A shareholder may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholder’s name and address as they appear on the records of the Fund. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received. A shareholder who’s Institutional Shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder’s election.

Questions concerning the DRIP should be directed to the Agent at P.O. Box 46707, Cincinnati, OH 45246-0707 or (800) 657-3812.

Privacy Notice

FACTS	WHAT DOES PEACHTREE ALTERNATIVE STRATEGIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number

■     Assets

■     Retirement Assets

■     Transaction History

■     Checking Account Information

■     Purchase History

■     Account Balances

■     Account Transactions

■     Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Peachtree Alternative Strategies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Peachtree Alternative Strategies Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 657-3812

Privacy Notice (continued)

Who we are
Who is providing this notice?	Peachtree Alternative Strategies Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator and Transfer Agent)
What we do
How does Peachtree Alternative Strategies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Peachtree Alternative Strategies Fund collect my personal information?

We collect your personal information, for example, when you

■     Open an account

■     Provide account information

■     Give us your contact information

■     Make deposits or withdrawals from your account

■     Make a wire transfer

■     Tell us where to send the money

■     Tell us who receives the money

■     Show your government-issued ID

■     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     HB Wealth Management, LLC, the investment adviser to Peachtree Alternative Strategies Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

■     Peachtree Alternative Strategies Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Peachtree Alternative Strategies Fund does not jointly market.

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PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Fund at (800) 657-3812 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Catherine Abely, Chairwoman
Stephanie Lang
Conrad S. Ciccotello
Eli P. Niepoky

OFFICERS
Ford Donohue, President and Principal Executive Officer
Zachary P. Richmond, Treasurer and Principal Financial Officer
Martin R. Dean, Chief Compliance Officer
Jesse Hallee, Secretary

INVESTMENT ADVISER
HB Wealth Management, LLC
3550 Lenox Road, NE, Suite 2700
Atlanta, GA 30326

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

CUSTODIAN
Huntington National Bank
41 South High Street
Columbus, OH 43215

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

Peachtree-AR-24

(b) Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Catherine Abely, Conrad S. Ciccotello and Eli P. Niepoky. Ms. Abely, Mr. Ciccotello and Mr. Niepoky are “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $28,500 and $28,500 with respect to the registrant’s fiscal periods ended April 30, 2023 and April 30, 2024, respectively.
(b)	Audit-Related Fees. No fees were billed in the registrant’s fiscal periods ended April 30, 2023 and April 30, 2024 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $8,500 and $8,500 with respect to the registrant’s fiscal periods ended April 30, 2023 and April 30, 2024, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.
(d)	All Other Fees. No fees were billed in the registrant’s fiscal periods ended April 30, 2023 and April 30, 2024 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
(g)	During the fiscal periods ended April 30, 2023 and April 30, 2024, aggregate non-audit fees of $8,500 and $8,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable – applies to listed companies only

Item 6. Schedule of Investments.

(a)         Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting procedures are filed under Item 13(a)(4) hereto. The Registrant delegates proxy voting decisions to its investment adviser. The proxy voting procedures of the Registrant’s investment adviser are filed under Items 13(a)(5).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Manager and Business Experience. As of the date of the filing of this Report on Form N-CSR, Ford Donohue and Stephanie Lang are primarily responsible for the day-to-day management of the Registrant’s portfolio (the “Portfolio Managers”).

Ford Donohue – CFA, Director, Investments, for the Registrant’s investment adviser (the “Adviser”), has worked for the Adviser since June 2014. In that role, he is responsible for overseeing firm-wide hedge fund investments as well as managing the internal fund of funds portfolio. Previously, Mr. Donohue was an Associate at Citigroup Global Markets from June of 2010 to June 2014, where he served in structuring and trading positions in both equity and fixed income markets.

Stephanie Lang – CFA, Principal and Chief Investment Officer of the Adviser. Ms. Lang has worked in the investment’s department at the Adviser since 2005 where she is responsible for oversight of all investments at the Adviser including that of the Adviser’s internal fund of funds.

(a)(2) Other Accounts Managed by the Portfolio Managers. The chart below shows the number of other accounts managed by the Portfolio Manager as of April 30, 2024.

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES ($)	OTHER POOLED INVESTMENT VEHICLES ($)	OTHER ACCOUNTS ($)
Ford Donohue	$0	$0	$0
Stephanie Lang	$0	21 ($391 Million)	$0

No account is charged an advisory fee based on the performance of the account.

As a general matter, certain actual or apparent conflicts of interest may arise in connection with a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the Portfolio Manager is responsible, on the other. For example, the management of multiple accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each account. Although the Adviser does not track the time a Portfolio Manager spends on a single portfolio, it does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. Moreover, variances in advisory fees charged from account to account may create an incentive for a Portfolio Manager to devote more attention to those accounts that pay higher advisory fees. It is also possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.

It is not anticipated that any actual or apparent conflicts of interest will arise in connection with a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the Portfolio Manager is responsible as the Fund will primarily invest in Portfolio Funds and the Portfolio Managers do not manage any other pooled investment vehicles or other accounts.

(a)(3) Compensation of the Portfolio Managers. During the Reporting Period, the Portfolio Managers received a fixed salary plus a discretionary bonus which is tied to revenue growth of the Adviser. Ms. Lang is also a partner of the Adviser and thus may receive a share of the Adviser’s profits.

(a)(4) Beneficial Ownership by Portfolio Managers. As of April 30, 2024, the shares owned by each Portfolio Manager were as follows:

PORTFOLIO MANAGER	Dollar Range of Beneficial Ownership in the Fund as of April 30, 2024
Ford Donohue	$10,001-$50,000
Stephanie Lang	$50,001-$100,000

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant does not accept nominees to the Board of Trustees from shareholders.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Proxy Voting Procedures of Registrant: Attached hereto

(a)(5) Proxy Voting Procedures of HB Wealth Management, LLC: Attached hereto

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Peachtree Alternative Strategies Fund

By (Signature and Title) /s/ Ford Donohue

Ford Donohue, President

Date June 28, 2024 __

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ford Donohue

Ford Donohue, President and Principal Executive Officer

Date June 28, 2024

By (Signature and Title) /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer and Principal Financial Officer

Date _ June 28, 2024 ___